SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

Ralcorp Holdings, Inc.

(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

800 Market Street, Suite 2900
St. Louis, MO	63101
(Address of principal	(Zip Code)
executive offices)

(314) 877-7000
(Registrant's telephone number, including area code)

Only the items as indicated below are covered by this report.

Item 7.	Financial Statements and Exhibits.

(c) Exhibit 99.1	Press Release dated April 29, 2004

Item 12.	Results of Operations and Financial Condition.

In a press release dated April 29, 2004, a copy of which is attached hereto as Exhibit 99.1, and the text of which is incorporated by reference herein, the Registrant announced its fiscal 2004 second quarter earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:	April 29, 2004	By: /s/T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Press Release dated April 29, 2004